                                                                    Exhibit 99.1
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                                     [LOGO]
                                 Nasdaq: INSM

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[LOGO] Safe Harbor Statement

     This presentation contains forward-looking statements which involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements, including those described in the Company's Securities and Exchange Commission filings.



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[LOGO] Products

o INS-1
      -  Oral insulin sensitizer

o SomatoKine
      -  Injectable insulin sensitizer



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[LOGO] INS-1  -  Lead Product Candidate

o  A naturally occurring oral insulin sensitizer
o  Currently in Phase 2 trials
o  Novel mechanism of action

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


[LOGO] Efficacy - Type 2 Diabetes

       Randomized, double-blind, single dose study in early stage Type 2 diabetics. INS-1 was administered once daily for 1 month*

                  [CHART]
           120 Minute Glucose (%)

     0
            PLACEBO      INS-1
               |           |
               |           |
                           |
                           |
                           |
                           |
                           |
                           |
                           |
                           |
                           |
                           |
               p (less than) 0.05
   -20

                    [CHART]
                Triglycerides (%)

    30

               |
               |
               |
               |
               |
               |
               |
     0      PLACEBO      INS-1
                           |
                           |
                           |
                           |
                           |
                           |
               p (less than) 0.001
   -30


*American Diabetes Association Annual Meeting, June 1999

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


[LOGO] Conclusions

o Treatment of naive type 2 diabetics with abnormal lipid profiles resulted in a reduction of HbA1c of up to 0.3% after one month treatment

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[LOGO] Goal

o To achieve a reduction in HbA1c of 0.5% after three months treatment with no significant adverse events

     - A profile for drug approvability



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[LOGO] Clinical Study DM-14

o    240 type 2 diabetics currently sub-optimal with sulfonylurea therapy
o    Randomized, double-blind, multi-center
o    Single dose (1200 mg)


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[LOGO] DM-14 Results

o Based on ITT analysis, no significant further improvement in glycemic control than those on sulfonylurea alone
o   Further analysis underway - "evaluable" patients

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


[LOGO] Possible Explanations

o    Interaction of INS-1 with sulfonylureas
o    Patient population too severe
     - Mean HbA1c of 9.0
o    Inadequate dosage


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[LOGO] Clinical Study DM-28

o    Adjunct to diet and exercise
o    Similar to previous positive study
o    Longer duration of treatment (3 mos)
o    Randomized, double-blind, multiple doses
o    To be initiated by end of year


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[LOGO] Other Ongoing Studies

o    DM-27:     metformin adjunct
o    INS-1/21:  dyslipidemia (end of Jan 2001)
o    INS-1/10:  PCOS monotherapy (mid Dec 2000)
o    INS-1/15:  clomiphene add-on (2H 2001)
o    INS-1/19:  6 mos monotherapy (2H 2001)


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[LOGO] SomatoKine

o Novel therapeutic composition of insulin-like growth factor (IGF-1) complexed to its primary binding protein, BP3
o    Injectable insulin sensitizer for late stage diabetes management


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[LOGO] Rationale

o    IGF-1 has proven efficacy in several large clinical trials
o    Safety concerns raised over long term exposure
o    SomatoKine is a safer way of delivering IGF-1

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

[LOGO] Efficacy - Type I Diabetes


           Randomized, double-blind study. SomatoKine was administered by continuous infusion for 2 weeks*


     Insulin Consumption (U/day)

               [CHART]
70
               p (less than) 0.001

             |
             |
             |
             |
             |
             |
             |
             |         |
             |         |
             |         |
             |         |
          Placebo  SomatoKine
0




           Glucose (mg/dl)
               [CHART]
250
               p (less than) 0.001

             |
             |
             |
             |         |
             |         |
             |         |
             |         |
             |         |
             |         |
             |         |
             |         |
          Placebo  SomatoKine
0


*Journal of Clinical Endocrinology and Metabolism, April 2000.

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


[LOGO] Safety - Type 1 Diabetes

                 IGF-1             SomatoKine
                 -----             ----------
Jaw Pain          80%                    0%
Arthralgias       43%                    0%
Headache          28%                    0%
Edema             25%                    0%

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[LOGO] Clinical Study DM-11/12

o    To determine whether SK exerts same beneficial effect in type 2 diabetics
o    To determine optimal method of subcutaneous delivery


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[LOGO] DM-11/12 Study Design

o   64 subjects with either type 1 or type 2 diabetes
o   Randomized to receive SK by either:
    -   Injection (once vs. twice per day)
    -   Infusion (6 hours nocturnal vs. 24 hour continuous)
o   Total dose 1-2 mg/kg


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[LOGO] DM-11/12 Preliminary Results

o Improvement in insulin sensitivity in both type 1 and type 2 diabetics, as measured by insulin consumption
o    Better glycemic control, less hypoglycemia
o    Activity established by either injection or infusion
o    Corroboration of earlier results regarding safety profile


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[LOGO] Future SK Studies

o    DM-18:  Dose ranging, 0.25 to 2 mg/kg in both type 1 and type 2 diabetics
o    Study initiation in mid December



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